NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA BALANCE SHEET
JUNE 30, 2000
EXHIBIT 99.1

                                                          Historical                  Adjustments                         Pro forma
                                                          ---------                    ---------                          ---------
ASSETS
Current assets:
  Cash and cash equivalents                                 251,972       B              500,000                            750,000
                                                                          C            1,000,000
                                                                          D            1,500,000             251,972
                                                                          E                                2,250,000

  Accounts receivable, trade and other, net               1,238,396       D                                1,238,396             --
  Notes receivable                                                        D            1,500,000                          1,500,000
  Refundable income taxes                                   782,395       D                                  675,978        106,417
  Other current assets                                      290,478       D                                  290,478             --
                                                          ---------                    ---------           ---------      ---------
    Total current assets                                  2,563,241                    4,500,000           4,706,824      2,356,417
Property and equipment, net                               1,244,160       D                                1,244,160             --
Intangible assets, net                                    5,267,448       D                                5,267,448             --
Other                                                       371,650       D                                  371,650             --
                                                          ---------                    ---------           ---------      ---------
                                                          9,446,499                    4,500,000          11,590,082      2,356,417
                                                          =========                    =========          ==========      =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                   1,296,802       D            1,296,802                                 --
  Note payable and capital lease obligations                343,927       D              343,927                                 --
  Unearned revenue                                        1,225,637       D            1,225,637                                 --
  Due to purchaser of discontinued operations                             D                                  106,417        106,417
  Revolving credit agreement                              3,235,000       D              235,000                            750,000
                                                                          E            2,250,000
                                                          ---------                    ---------           ---------      ---------
    Total current liabilities                             6,101,366                    5,351,366             106,417        856,417
Deferred income taxes                                       126,688       D              126,688                                 --

Stockholders' equity:
  Preferred stock                                                 3                                                               3
  Common stock                                                7,813       A                                        9          9,989
                                                                          B                                      500
                                                                          C                                    1,667

  Additional paid in capital                              3,930,923       A                                  981,864      6,410,620
                                                                          B                                  499,500
                                                                          C                                  998,333

  Retained deficit                                         (720,294)      A              981,873                         (4,920,612)
                                                                          D            3,218,445

                                                          ---------                    ---------           ---------      ---------
    Total stockholders' equity                            3,218,445                      981,873           2,481,873      1,500,000
                                                          ---------                    ---------           ---------      ---------
                                                          9,446,499                    6,459,927           2,588,290      2,356,417
                                                          =========                    =========           =========      =========

NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA BALANCE SHEET
JUNE 30, 2000
EXHIBIT 99.1


(Continued)
                                                                                               Debit               Credit
                           [A]
Compensation expense                                                                          981,873
Common stock                                                                                                            9
Additional paid in capital                                                                                        981,864

To record compensation cost of stock grants, put options and grant of stock options.

                           [B]
Cash                                                                                          500,000
Common stock                                                                                                          500
Additional paid in capital                                                                                        499,500

To record exercise of common stock option.

                           [C]
Cash                                                                                        1,000,000
Common stock                                                                                                        1,667
Additional paid in capital                                                                                        998,333

To record private placement of restricted common stock.

                           [D]
Cash                                                                                        1,500,000             251,972
Accounts receivable, trade and other                                                                            1,238,396
Notes receivable                                                                            1,500,000
Refundable income taxes                                                                                           675,978
Other current assets                                                                                              290,478
Property and equipment, net                                                                                     1,244,160
Intangible assets, net                                                                                          5,267,448
Other assets                                                                                                      371,650
Accounts payable and accrued expenses                                                       1,296,802
Note payable and capital lease obligations                                                    343,927
Unearned revenue                                                                            1,225,637
Due to purchaser of discontinued operations                                                                       106,417
Revolving credit agreement                                                                    235,000
Deferred income taxes                                                                         126,688
Retained deficit                                                                            3,218,445

                           [E]
Revolving credit agreement                                                                  2,250,000
Cash                                                                                                            2,250,000

To record payments made by the Company
to the revolving credit agreement lender

                                       7